SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
August 19, 2004

INGRAM MICRO INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation or organization)	1-12203 (Commission File Number)	62-1644402 (I.R.S. Employer Identification No.)

1600 E. St. Andrew Place
Santa Ana, CA 92799-5125
(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

Item 7.	Financial Statements and Exhibits.

	Exhibit No.	Description

	99.1	Press Release dated August 19, 2004

Item 9.	Regulation FD Disclosure.

                   On August 19, 2004, Ingram Micro Inc. (“Ingram Micro”) issued a press release announcing that Linda Fayne Levinson, a partner in the Los Angeles office of venture capital firm GRP Partners, has been elected as the tenth member of Ingram Micro’s Board of Directors. She will serve on the Board’s Audit and Executive and Finance Committees. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated under Item 9 of this Form 8-K by reference herein. This press release is not to be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing, or to form a part of Ingram Micro’s public disclosure in the United States or otherwise.

SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGRAM MICRO INC.

By:	/s/ Larry C. Boyd

Name:	Larry C. Boyd
Title:	Senior Vice President, Secretary and General Counsel

Date:   August 19, 2004